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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 June 16, 1998

                       WESTERN OHIO FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)

   DELAWARE                          0-24120                        31-1403116
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(State or other                 (Commission File                  (IRS Employer
jurisdiction of                      Number)                      Identification
incorporation)                                                          No.)

 28 EAST MAIN STREET, SPRINGFIELD, OHIO                               45501-0719
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (937) 325-4683
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Item 5.   Other Events.
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     On June 16, 1998, Western Ohio Financial Corporation ("Western Ohio")
entered into a definitive agreement to sell a branch of its subsidiary Cornerstone Bank to Oak Hills Savings and Loan Company, F.A. (See Exhibit 99.1).

     Also on June 16, 1998, Western Ohio entered into a definitive agreement to sell three branches of Cornerstone Bank to Enterprise Federal Savings Bank (See
Exhibit 99.2).


Item 7.   Financial Statements and Exhibits.
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     (c)  Exhibits.

          99.1 Press Release dated June 16, 1998, announcing sale of branch of Cornerstone Bank to Oak Hills Savings and Loan Company, F.A.

          99.2 Press Release dated June 16, 1998, announcing sale of three branches of Cornerstone Bank to Enterprise Federal Savings Bank.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WESTERN OHIO FINANCIAL CORPORATION

Date: June 17, 1998                          By: /s/ John W. Raisbeck
                                                 John W. Raisbeck
                                                 President and Chief Executive
                                                 Officer